Q4 2020 Earnings Presentation February 11, 2021 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President and Chief Financial Officer Exhibit 99.2

HARD STUFF DONE RIGHT Forward-Looking Statements 2 HUNTINGTON INGALLS INDUSTRIES Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; adverse economic conditions in the United States and globally; health epidemics, pandemics and similar outbreaks, including the COVID-19 pandemic; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

HARD STUFF DONE RIGHT HII Q4 & FY 2020 Highlights 3 HUNTINGTON INGALLS INDUSTRIES  Entering 2021 with strong operating momentum  Revenues were ~$2.8 billion in the quarter; ~$9.4 billion in 2020  Diluted EPS was $6.15 in the quarter; $17.14 in 2020  Cash from operations was $1.1 billion and free cash flow1 was $757 million in 2020  Total backlog at the end of 2020 was $46.0 billion  Ingalls Shipbuilding o Delivered Legend-class National Security Cutter Stone (NSC 9)  Newport News Shipbuilding o Awarded a $2.2 billion construction contract for six module sections for each of the first two Columbia-class submarines o Authenticated the keel of Virginia-class submarine Massachusetts (SSN 798) o John F. Kennedy (CVN 79) is approximately 78% complete o RCOH of USS George Washington (CVN 73) is approximately 85% complete  Technical Solutions o Acquired the autonomy business of Spatial Integrated Systems Inc., further expanding HII’s unmanned systems capabilities with a highly skilled team and proven unmanned surface vessel solutions o Delivered new REMUS 100 Unmanned Underwater Vehicles to the German Navy Consolidated Revenue ($M) 1Non-GAAP measure. See appendix for definition and reconciliation. $7,068 $7,441 $8,176 $8,899 $9,361 $0 $2,000 $4,000 $6,000 $8,000 $10,000 2016 2017 2018 2019 2020 $20.7 $21.4 $23.0 $46.5 $46.0 $0 $10 $20 $30 $40 $50 2016 2017 2018 2019 2020 Backlog ($B)

HARD STUFF DONE RIGHT HII Q4 2020 Consolidated Results 4 HUNTINGTON INGALLS INDUSTRIES Consolidated Revenues ($M) Operating Income ($M) Operating Margin  Revenues improved YoY due primarily to growth at Newport News Shipbuilding  Operating income improved YoY due to higher risk retirement at Ingalls, improved performance in Technical Solutions and a more favorable operating FAS/CAS adjustment $2,412 $2,757 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q4 2019 Q4 2020 $186 $305 $0 $50 $100 $150 $200 $250 $300 $350 Q4 2019 Q4 2020 7.7% 11.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4 2019 Q4 2020

HARD STUFF DONE RIGHT HII FY 2020 Consolidated Results 5 HUNTINGTON INGALLS INDUSTRIES Consolidated Revenues ($M) Operating Income ($M) Operating Margin  Revenues improved YoY due to growth at all divisions, particularly Newport News Shipbuilding, which had growth in aircraft carrier, submarine and fleet support  Operating income improved YoY due to a more favorable operating FAS/CAS adjustment, partially offset by lower segment operating income $8,899 $9,361 $0 $2,000 $4,000 $6,000 $8,000 $10,000 2019 2020 $736 $799 $0 $200 $400 $600 $800 $1,000 2019 2020 8.3% 8.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 2019 2020

HARD STUFF DONE RIGHT $46 $172 $84 $0 $50 $100 $150 $200 $250 $300 Q4 2020 2020 Dividends Share Repurchases (at cost) Capital Deployment 6 HUNTINGTON INGALLS INDUSTRIES Shareholder Distributions ($M) 12020 operating cash flow reflects the receipt of approximately $160 million of net accelerated progress payments due to the U.S. Government's increase in the progress payment rate from 80 percent to 90 percent and the deferral of approximately $130 million for the employer portion of payroll taxes to 2021 and 2022 pursuant to the Coronavirus Aid, Relief, and Economic Security Act (CARES Act). The corporation used the accelerated progress payments from the U.S. Government plus cash on hand to accelerate payments to its suppliers, including payments to i ts small business partners ahead of their terms totaling approximately $420 million in 2020. 2Non-GAAP measure. See appendix for definition and reconciliation. 1 Total $46 Total $256 $602 $1,093 ($133) ($336) $469 $757 -$600 -$400 -$200 $0 $200 $400 $600 $800 $1,000 $1,200 Q4 2020 2020 Cash from Operations CAPEX Free Cash Flow Cash Flow Generation ($M)  Cash balance of $512 million and liquidity of $2.2 billion at year-end 2020  Capital expenditures were 3.6% of revenues in 2020  Cash contributions to pension and other postretirement benefit plans were $246 million in 2020 o $205 million were discretionary contributions to our qualified pension plans  Distributed $256 million to shareholders in 2020 via dividends and share repurchases  No shares repurchased during Q4 2020; reinitiated share repurchases in Q1 2021 21

2021-2025 Pension Outlook Table[1]

($ in millions)	2020 (Actual)	2021	2022	2023	2024	2025
Pension Discount Rate	3.39%	2.80% Change from prior est. (13)bps	2.80% Change from prior est. (59)bps	2.80% Change from prior est. (59)bps	2.80% Change from prior est. (59)bps	2.80% Change from prior est. N/A
Expected Long-Term Return on Assets	7.25%	7.25% N/A	7.25% N/A	7.25% N/A	7.25% N/A	7.25% N/A
CAS Recoveries over/(under) Cash Contributions[2,3]	$191	($55) ($1)	$2 ($23)	$30 ($11)	$18 $6	($27) N/A
FAS Benefit (Expense)[2]	($70)	($28) $83	($12) $37	$18 $39	$44 $37	$72 N/A
CAS Expense[2]	$437	$46 ($1)	$46 ($14)	$77 ($39)	$99 ($28)	$53 N/A
FAS/CAS Adjustment[2]	$367	$18 $82	$34 $23	$95 $0	$143 $9	$125 N/A
Operating FAS/CAS Adjustment[2]	$248	($163) ($5)	($162) ($40)	($125) ($65)	($99) ($56)	($139) N/A
Non-Operating Retirement Income[2]	$119	$181 $87	$196 $63	$220 $65	$242 $65	$264 N/A
Pension and Post-retirement Benefits Cash Contributions[3]	$246	$101 N/A	$44 $9	$47 ($28)	$81 ($34)	$80 N/A

[1] Projected and subject to change.
[2] Includes pension and other postretirement benefits.
[3] 2020 cash contributions of $246 million include $213 million of discretionary pension contributions ($205 million qualified; $8 million non-qualified) and $33 million of other post retirement benefits contributions. 2021 projected cash contributions of $101 million include $68 million of discretionary pension contributions ($60 million qualified; $8 million non-qualified) and $33 million of other post retirement benefits contributions.

7 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

HARD STUFF DONE RIGHT Financial Outlook 8 HUNTINGTON INGALLS INDUSTRIES Operating Margin  Q1 2021 Technical Solutions Operating Margin below the low-end of annual guidance range; consistent with normal quarterly pacing Free Cash Flow2  Continue to project ~$3B of FCF FY20-24  FY21 impacted by net pension cash headwind and reversal of FY20 COVID related benefits, including progress payment acceleration and payroll tax deferral COVID-19  No assumption for COVID-19 recovery 2021 Outlook1 1 The financial outlook, expectations and other forward looking statements provided by the company for 2021 and beyond, reflect the company's judgment based on the information available at the time of this release. The COVID-19 global pandemic has had wide ranging effects on the global health environment and disrupted the global and U.S. economies and financial markets, including impacts to our employees, customers, suppliers, and communities. The pandemic is also impacting our operations, and the full impacts of COVID-19 on our fiscal year 2021 financial results and beyond are uncertain. We believe that the most significant elements of uncertainty are the intensity and duration of the impact on our employees’ ability to work effectively, disruption in our supply chain, disruption of the U.S. Government's and our other customers' abilities to perform their obligations, and impact on pension assets and other investment performance. We have incurred and expect to continue incurring costs related to our COVID-19 response, including paid leave, quarantining employees and recurring facility cleaning. While our shipyards and other facilities remain open and productive, we experienced temporary decreases in workforce attendance, which impacted our operations due to delay and disruption from the lack of availability of critical skills and out-of-sequence work. As of December 31, 2020, workforce attendance has returned to standard rates. For further information on the potential impact of COVID-19 to the company, see “Risk Factors” in our 2020 Form 10-K. 2 Non-GAAP measure. See appendix for definition. 3 Includes results for the month of January 2021 for Universal Pegasus International and San Diego Shipyard. 2021 Outlook Shipbuilding Revenue2 $8.2B - $8.4B Shipbuilding Operating Margin2 7.0% - 8.0% Technical Solutions Revenue3 ~$1.0B Technical Solutions Segment Operating Margin2,3 3.0% - 5.0% Technical Solutions EBITDA Margin2,3 7.0% - 9.0% Operating FAS/CAS Adjustment ($163M) Non-current State Income Tax Expense ~($5M) Interest Expense ($72M) Non-operating Retirement Benefit $181M Effective Tax Rate ~22% Depreciation & Amortization ~$260M Capital Expenditures ~3.5% of Sales Free Cash Flow2 $150M - $250M

FY20-24 Cumulative Free Cash Flow[1] of ~$3B

- Consistent top-line growth, combined with margin expansion in both Shipbuilding and Technical Solutions
  - Long-term ~3% Shipbuilding revenue CAGR
  - FY22 shipbuilding operating margin expected in the low 8% range with steady improvement in subsequent years as Newport News programs mature
  - Technical Solutions revenue CAGR of 4-5%, EBITDA margins expand to 8-10% by FY24
- Capital expenditures decline to ~3.5% of sales in FY21; ~2.5% of sales in FY22 and beyond
- Insignificant net pension cash flow impact in FY22-24[2]
- Continued strong working capital management driven by ship deliveries starting in FY22

[1]Non-GAAP measure. See appendix for definition and reconciliation.
[2]See "CAS Recoveries over/(under) Cash Contributions" on slide 7

9 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Upcoming Program Milestones[1]

- 2021
  - Ingalls
    - Complete sea trials DDG 121 (Frank E. Petersen Jr.)
    - Launch DDG 125 (Jack H. Lucas)
    - Complete sea trials LPD 28 (Fort Lauderdale)
  - Newport News
    - Pier-side system testing on CVN 73 (USS George Washington)
    - Re-deliver SSN 725 (Helena)
    - Deliver SSN 794 (Montana)
    - Float off SSN 796 (New Jersey)
    - Ship final module of SSN 797 (Iowa)
- 2022
  - Ingalls
    - Deliver DDG 121 (Frank E. Petersen Jr.)
    - Complete sea trials and deliver DDG 123 (Lenah H. Sutcliffe Higbee)
    - Complete sea trials DDG 125 (Jack H. Lucas)
    - Deliver LPD 28 (Fort Lauderdale)
    - Launch LPD 29 (Richard M. McCool Jr.)
  - Newport News
    - Re-deliver CVN 73 (USS George Washington)
    - Deliver SSN 796 (New Jersey)

[1]All milestones based upon current expectations and subject to change based upon future events. List is alphabetical by program designation.

10 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Appendix HUNTINGTON INGALLS INDUSTRIES PROPRIETARY

HARD STUFF DONE RIGHT Non-GAAP Measures Definitions 12 HUNTINGTON INGALLS INDUSTRIES We make reference to “segment operating income,” “segment operating margin,” “shipbuilding revenue,” “shipbuilding operating margin,” “Technical Solutions EBITDA margin,” and “free cash flow.” We internally manage our operations by reference to segment operating income and segment operating margin, which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income, segment operating margin and shipbuilding operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin and Technical Solutions EBITDA margin are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. They may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies.

HARD STUFF DONE RIGHT Non-GAAP Measures Definitions Cont’d 13 HUNTINGTON INGALLS INDUSTRIES Segment operating income (loss) is defined as operating income (loss) for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income (loss) as a percentage of sales and service revenues. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Technical Solutions EBITDA margin is defined as Technical Solutions segment operating income before interest expense, income taxes, depreciation, and amortization as a percentage of Technical Solutions revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income.

HARD STUFF DONE RIGHT14 HUNTINGTON INGALLS INDUSTRIES Non-GAAP Reconciliations – Segment Operating Income & Segment Operating Margin ($ in millions) 2020 2019 2020 2019 Ingalls revenues 752 702 2,678 2,555 Newport News revenues 1,750 1,399 5,571 5,231 Technical Solutions revenues 311 350 1,268 1,237 Intersegment eliminations (56) (39) (156) (124) Sales and Service Revenues 2,757 2,412 9,361 8,899 Operating Income 305 186 799 736 Operating FAS/CAS Adjustment (62) (30) (248) (124) Non-current state income taxes (1) 17 4 19 Segment Operating Income 242 173 555 631 As a percentage of sales and service revenues 8.8% 7.2% 5.9% 7.1 % Ingalls segment operating income 96 59 281 235 As a percentage of Ingalls revenues 12.8% 8.4% 10.5% 9.2 % Newport News segment operating income 128 137 233 410 As a percentage of Newport News revenues 7.3% 9.8% 4.2% 7.8 % Technical Solutions segment operating income 18 (23) 41 (14) As a percentage of Technical Solutions revenues 5.8% (6.6)% 3.2% (1.1)% Three Months Ended December 31 December 31 Year Ended

HARD STUFF DONE RIGHT Non-GAAP Reconciliations – Shipbuilding Revenues & Operating Margin 15 HUNTINGTON INGALLS INDUSTRIES ($ in millions) 2020 2019 2020 2019 Sales and service revenues 2,757 2,412 9,361 8,899 Technical Solutions (311) (350) (1,268) (1,237) Intersegment eliminations 56 39 156 124 Shipbuilding Revenues 2,502 2,101 8,249 7,786 Operating Income 305 186 799 736 Operating FAS/CAS Adjustment (62) (30) (248) (124) Non-current state income taxes (1) 17 4 19 Segment Operating Income 242 173 555 631 Technical Solutions (18) 23 (41) 14 Shipbuilding Operating Income 224 196 514 645 As a percentage of Shipbuilding revenues 9.0% 9.3% 6.2% 8.3 % Three Months Ended December 31 December 31 Year Ended

HARD STUFF DONE RIGHT Non-GAAP Reconciliations – Free Cash Flow 16 HUNTINGTON INGALLS INDUSTRIES ($ in millions) 2020 2019 2020 2019 Net cash provided by operating activities 602 566 1,093 896 Less capital expenditures: Capital expenditure additions (133) (181) (353) (530) Grant proceeds for capital expenditures - 23 17 94 Free cash flow 469 408 757 460 Three Months Ended December 31 Year Ended December 31

HARD STUFF DONE RIGHT17 HUNTINGTON INGALLS INDUSTRIES